Share based compensation	6 Months Ended
Jun. 30, 2016
Disclosure of Compensation Related Costs, Share-based Payments [Abstract]
Share based compensation
Note 5 - Share based compensation

On June 8, 2016, the Company granted, in the aggregate, 93,660 options to certain of its directors, employees and consultants under the 2013 Plan. In relation to this grant:

1.	The exercise price for the options (per ordinary share) was US$ 28.38 and the Option expiration date was the earlier to occur of: (a) June 8, 2024; and (b) the closing price of the shares falling below US$ 14.19 at any time after the date of grant. The options vest and become exercisable on the second anniversary of the date of grant.

2.	The Company recognizes compensation expenses on these options based on estimated grant date fair value using the Binomial option-pricing model with the following assumptions:

Average Risk-free interest rate (a)	1.58%
Expected dividend yield	2.42%
Average expected volatility (b)	47.9%
Termination rate	9%
Suboptimal rate (c)	3.32%

(a)	Risk-free interest rate represents risk free US$ zero-coupon US Government Bonds at time of grant.
(b)	Expected average volatility represents a weighted average standard deviation rate for the price of the Company’s ordinary shares on the NASDAQ National Market.
(c)
Suboptimal rate represents the multiple of the increase in the market share price on the day of grant of the option which, should it come to pass, will lead to exercise of the option by the employee. It is the average suboptimal rate of the Company and similar companies.

3.	Compensation expenses incurred during the six and three month periods ended June 30, 2016 in relation to this grant were approximately US$ 23 thousand. As at June 30, 2016, there were approximately US$ 754 thousand of unrecognized compensation costs related to this grant to be recognized over a weighted average period of 1.94 years.